                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                      PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                      PACIFIC AMERICAN INCOME SHARES, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 7, 2002
                            ------------------------

To the Stockholders of
PACIFIC AMERICAN INCOME SHARES, INC.

     The Annual Meeting of Stockholders of Pacific American Income Shares, Inc. (the "Company") will be held in the Whitney Room, Fourth Floor, 117 E. Colorado Boulevard, Pasadena, California, on Tuesday, May 7, 2002 at 8:00 a.m., California time, for the following purposes:

          (1) Electing a Board of Directors; and

          (2) Transacting such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on March 8, 2002 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

                                           By Order of the Board of Directors

                                           Lisa G. Hathaway, Secretary

Pasadena, California
April 2, 2002

     STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                      PACIFIC AMERICAN INCOME SHARES, INC.

                            ------------------------

                                PROXY STATEMENT

     The accompanying Proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 7, 2002 at 8:00 a.m., California time, and at any adjournment or postponement thereof. Unless otherwise specified, Proxies will be voted for the election as directors of the nominees of the Board of Directors. The Company's principal office address is 117 E. Colorado Boulevard, Pasadena, California 91105. This Proxy Statement and the form of proxy were first mailed to stockholders on or about April 2, 2002.

     The close of business on March 8, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of March 8, 2002, there were 9,389,431 shares of the Company's Common Stock outstanding and entitled to one vote per share with respect to each matter to be voted on at the Annual Meeting. The outstanding shares of Common Stock constitute the only outstanding voting securities of the Company entitled to be voted at the Annual Meeting. At that date no person owned of record, or to the Company's knowledge, beneficially more than 5% of the Company's Common Stock, except that Cede & Co., a securities depository, owned of record 81% of the Company's Common Stock. A majority of the Company's outstanding shares as of March 8, 2002, must be represented in person or by proxy to constitute a quorum for the Annual Meeting.

     Each stockholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company a written revocation or a properly executed proxy bearing a later date or voting in person at the Annual Meeting. Any stockholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

     The solicitation of Proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers and employees of the Company, who will not receive additional compensation for such services. As the date of the meeting approaches, if we have not received your Proxies, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder ("GS"), which has been retained to assist stockholders in the voting process. For these services, the Company will pay GS a fee estimated to be $1,725. The Company will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of stock of the Company. All expenses incurred in connection with the solicitation of Proxies, including the services of GS, will be borne by the Company.

     In all matters other than the election of directors, the affirmative vote of the majority of shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be the act of the stockholders. Directors will be elected by a plurality vote of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote on the election of directors. Discretionary authority is provided in the Proxy as to any matters not specifically referred to therein. The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, it is understood that the Proxy holders are fully authorized to vote thereon in accordance with their judgment and discretion.

     Abstentions will be treated as the equivalent of a negative vote for the purpose of determining whether a proposal has been adopted and will have no effect for the purpose of determining whether a director has been elected. As to certain matters other than the election of directors, New York Stock Exchange rules generally require that, when shares are registered in street or nominee name, its member brokers receive specific instructions from the beneficial owners in order to vote on such a proposal. If a member broker indicates on the proxy that such broker does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be counted for purposes of determining a quorum, but will not be counted as having been voted on that matter.

                                    PROXIES

     James W. Hirschmann III, Lisa G. Hathaway and Scott F. Grannis, the persons named as proxies on the Proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Messrs. Hirschmann and Grannis and Ms. Hathaway are each officers of the Company. Each executed and returned Proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such Proxy will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement. Unless instructions to the contrary are given, the shares represented by a Proxy at the Annual Meeting will be voted for the Board of Directors' nominees.

                                    PROPOSAL

                             ELECTION OF DIRECTORS

     Seven directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting to serve until the next Annual Meeting or until their successors have been duly elected and qualified. The names and ages of the nominees, their principal occupations during the past five years, certain of their other affiliations, their ownership of the Company's Common Stock and certain other information are given below. All seven of the nominees are presently directors of the Company. No director of the Company serves as an officer of the Company. Each of the nominees has agreed to serve if elected at the Annual Meeting. Each nominee is a member of the Board of Directors of Western Asset Funds, Inc. (formerly LM Institutional Fund Advisors I, Inc.), an open-end management investment company registered with the Securities and Exchange Commission, and also serves as a Trustee of Western Asset Premier Bond Fund, a closed-end management investment company also registered with the Securities and Exchange Commission, both of which are sponsored by the Company's investment adviser and administrator, Western Asset Management Company (the "Investment Adviser"). It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Annual Meeting for the election of the nominees named below as the entire Board of Directors. If any nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other person as the Board of Directors may recommend.

     The address of each nominee is c/o the Company at its principal business address listed above.

                                                                         NUMBER OF                    SHARES OF
                                                                         PORTFOLIOS                     COMMON
                                                                          IN FUND                       STOCK
                                    TERM OF                               COMPLEX         OTHER      BENEFICIALLY
                    POSITION(S)   OFFICE AND                              OVERSEEN    DIRECTORSHIPS    OWNED ON
                     HELD WITH     LENGTH OF   PRINCIPAL OCCUPATION(S)       BY          HELD BY       MARCH 1,
NAME AND AGE          COMPANY     TIME SERVED  DURING THE PAST 5 YEARS    NOMINEE*       NOMINEE         2002
------------        ------------  -----------  ------------------------  ----------   -------------  ------------
Ronald J. Arnault   Director      Since 1997   Trustee and Vice             13                           1,000
Age 58              (2)(6)                     Chairman, Occidental
                                               College; Member, Board
                                               of Directors, The Center
                                               Theater Group. Formerly:
                                               President, RIA
                                               Consultants (energy
                                               industry financial
                                               consultants) (1997 to
                                               2001); Executive Vice
                                               President, Chief
                                               Financial Officer and
                                               Director of Atlantic
                                               Richfield Company.

                                                                         NUMBER OF                    SHARES OF
                                                                         PORTFOLIOS                     COMMON
                                                                          IN FUND                       STOCK
                                    TERM OF                               COMPLEX         OTHER      BENEFICIALLY
                    POSITION(S)   OFFICE AND                              OVERSEEN    DIRECTORSHIPS    OWNED ON
                     HELD WITH     LENGTH OF   PRINCIPAL OCCUPATION(S)       BY          HELD BY       MARCH 1,
NAME AND AGE          COMPANY     TIME SERVED  DURING THE PAST 5 YEARS    NOMINEE*       NOMINEE         2002
------------        ------------  -----------  ------------------------  ----------   -------------  ------------
John E. Bryson      Director      Since 1987   Chairman, President and      13        Director of        1,000**
Age 58              (1)(3)(4)(6)               Chief Executive Officer                The Boeing
                                               of Edison International                Company and
                                               (since January 2000);                  The Walt
                                               Chairman and Chief                     Disney
                                               Executive Officer of                   Company.
                                               Edison International
                                               (since October 1990);
                                               Director of the W.M.
                                               Keck Foundation.
                                               Formerly: Chairman and
                                               Chief Executive Officer
                                               of Southern California
                                               Edison Company (1990 to
                                               1999).
Anita L. DeFrantz   Director      Since 1998   President of the Amateur     13                             345
Age 49              (2)(6)                     Athletic Foundation of
                                               Los Angeles (since
                                               1987); President of Kids
                                               in Sports (since 1994);
                                               Vice President, FISA,
                                               the International Rowing
                                               Federation (since 1993).
                                               Also a board member of
                                               the Amateur Athletic
                                               Foundation of Los
                                               Angeles (since 1987),
                                               International Olympic
                                               Committee (since 1986),
                                               the United States
                                               Olympic Committee
                                               Executive Board (since
                                               1977), and National
                                               Museum of American
                                               History (since 1999).

                                                                         NUMBER OF                    SHARES OF
                                                                         PORTFOLIOS                     COMMON
                                                                          IN FUND                       STOCK
                                    TERM OF                               COMPLEX         OTHER      BENEFICIALLY
                    POSITION(S)   OFFICE AND                              OVERSEEN    DIRECTORSHIPS    OWNED ON
                     HELD WITH     LENGTH OF   PRINCIPAL OCCUPATION(S)       BY          HELD BY       MARCH 1,
NAME AND AGE          COMPANY     TIME SERVED  DURING THE PAST 5 YEARS    NOMINEE*       NOMINEE         2002
------------        ------------  -----------  ------------------------  ----------   -------------  ------------
William G. McGagh   Director      Since 1984   Consultant, McGagh           13                           1,000
Age 72              (1)(4)(6)                  Associates (corporate
                                               financial consulting),
                                               January 1989 to present.
                                               Formerly: Senior Vice
                                               President, Chief
                                               Financial Officer and
                                               Director of Northrop
                                               Grumman Corporation
                                               (defense, aerospace and
                                               cyberspace products);
                                               Chairman of the Board of
                                               the John Tracy Clinic;
                                               Chairman of the Board of
                                               the Los Angeles
                                               Orthopaedic Hospital;
                                               Member of the Regents
                                               Council of Mount St.
                                               Mary's College.
William E. B.       Director      Since 1997   Chairman of the Board,       13        Director of       94,500
Siart               (1)(2)(3)(4)               Walt Disney Concert Hall               Sybron Dental
Age 55              (6)                        I, Inc. (since 1998);                  Specialties,
                                               Chairman of the Board of               Inc.
                                               Excellent Education
                                               Development (ExED LLC),
                                               2000 to present; Member
                                               of the Board of
                                               Directors of the
                                               University of Southern
                                               California; Board of
                                               Directors of the
                                               Performing Arts Center
                                               of Los Angeles County;
                                               Director of the Los
                                               Angeles Philharmonic.
                                               Formerly: President and
                                               Chief Executive Officer
                                               of ExED LLC (1998 to
                                               2000); Chairman (1995 to
                                               1996), Chief Executive
                                               Officer (1995 to 1996),
                                               President (1990 to 1996)
                                               of First Interstate
                                               Bancorp.

                                                                         NUMBER OF                    SHARES OF
                                                                         PORTFOLIOS                     COMMON
                                                                          IN FUND                       STOCK
                                    TERM OF                               COMPLEX         OTHER      BENEFICIALLY
                    POSITION(S)   OFFICE AND                              OVERSEEN    DIRECTORSHIPS    OWNED ON
                     HELD WITH     LENGTH OF   PRINCIPAL OCCUPATION(S)       BY          HELD BY       MARCH 1,
NAME AND AGE          COMPANY     TIME SERVED  DURING THE PAST 5 YEARS    NOMINEE*       NOMINEE         2002
------------        ------------  -----------  ------------------------  ----------   -------------  ------------
Louis A. Simpson    Director      Since 1994   President and CEO,           13        Director of       10,000**
Age 65              (2)(3)(4)(6)               Capital Operations of                  AT&T and HNC
                                               GEICO Corporation since                Software.
                                               May 1993; Trustee for
                                               the Cate School, the
                                               University of California
                                               San Diego Foundation,
                                               the Urban Institute and
                                               the Woodrow Wilson
                                               National Fellowship
                                               Foundation; Chair, the
                                               Scripps Institution of
                                               Oceanography Council.
                                               Formerly: Vice Chairman
                                               of the Board, GEICO
                                               Corporation (1985 to
                                               1993); Senior Vice
                                               President and Chief
                                               Investment Officer of
                                               GEICO Corporation and
                                               Government Employees
                                               Insurance Company (1979
                                               to 1985); President and
                                               CEO of the Investment
                                               Adviser (1977 to 1979).
-----------------------------------------------------------------------------------------------------------------

                                               Interested Director

Ronald L. Olson     Director      Since 1987   Senior Partner, Munger,      13        Director of        1,000
Age 60              (1)(5)(6)                  Tolles & Olson, (a law                 Edison
                                               partnership); Chairman                 International,
                                               of the Board of RAND                   City National
                                               Corporation (nonprofit                 Corporation
                                               institution).                          and Berkshire
                                                                                      Hathaway,
                                                                                      Inc.

---------------
(1) Member of the Executive Committee of the Board of Directors.

(2) Member of the Audit Committee of the Board of Directors.

(3) Member of the Nominating Committee of the Board of Directors.

(4) Member of the Compensation Committee of the Board of Directors.

(5) Because Mr. Olson's law firm provides legal services to the Investment Adviser, Mr. Olson is an "interested person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company and the Investment Adviser ("Interested Person").

(6) No nominee other than Mr. Siart owns 1% or more of the outstanding shares of Common Stock. Mr. Siart owns 1.01% of the outstanding shares of Common Stock.

 * Includes the Company, Western Asset Funds, Inc., and Western Asset Premier Bond Fund.

**  The nominee shares voting and investment power with respect to these shares.

     Except as described above, Mr. Olson holds no position with an affiliated person or principal underwriter (each within the meaning of the 1940 Act) of the Company.

     The following table states the dollar range of equity securities beneficially owned by each nominee in the Company and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the nominee in the same "family of investment companies."

                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                         SECURITIES IN ALL FUNDS OVERSEEN
                                              DOLLAR RANGE OF EQUITY     OR TO BE OVERSEEN BY NOMINEE IN
              NAME OF NOMINEE                SECURITIES IN THE COMPANY    FAMILY OF INVESTMENT COMPANIES
              ---------------                -------------------------   --------------------------------
Ronald J. Arnault..........................      $10,001 - $50,000              $10,001 - $50,000
John E. Bryson.............................      $10,000 - $50,000              $10,000 - $50,000
Anita I. DeFrantz..........................           $1 - $10,000                   $1 - $10,000
William G. McGagh..........................      $10,001 - $50,000              $10,001 - $50,000
William E. B. Siart........................              >$100,000                      >$100,000
Louis A. Simpson...........................              >$100,000                      >$100,000
---------------------------------------------------------------------------------------------------------

Ronald L. Olson*...........................      $10,001 - $50,000              $10,001 - $50,000

---------------

* As described above, Mr. Olson is an Interested Person of the Company.

     As of March 1, 2002, all directors and officers of the Company as a group beneficially owned 138,620 shares of the Company's Common Stock, which is less than 2% of the outstanding shares calculated on the basis of the amount of outstanding shares of Common Stock (9,389,431) on such date.

     The Company's Board of Directors has established an Audit Committee, an Executive Committee, a Nominating Committee and a Compensation Committee. The Audit Committee meets with the Company's independent accountants to review the financial statements of the Company, the adequacy of internal controls and the accounting procedures and policies of the Company, and reports on such matters to the Board of Directors. The Executive Committee meets from time to time to determine and declare dividends on the Common Stock and determine the net asset value of the Company. The Nominating Committee meets to select nominees for election as Directors of the Company by the stockholders at the Annual Meeting. It is not the policy of the Nominating Committee to consider nominees recommended by stockholders. The Compensation Committee meets to review and determine director compensation for services to the Company. During 2001, the Board of Directors held three meetings, the Audit Committee held four meetings, the Executive Committee held no meetings, the Nominating Committee held one meeting and the Compensation Committee held no meetings. (All Directors attended each of the meetings of the Board of Directors and the Committees of the Board of Directors on which they served, with the exception of Mr. Olson, who attended two of the three meetings of the Board of Directors.)

     The following table sets forth compensation received by the Company's directors for their services as directors during 2001:

                                AGGREGATE     PENSION OR RETIREMENT      ESTIMATED       TOTAL COMPENSATION
                               COMPENSATION    BENEFITS ACCRUED AS        ANNUAL          FROM THE COMPANY
                                 FROM THE       PART OF COMPANY'S      BENEFITS UPON    AND ITS FUND COMPLEX
       NAME OF PERSON            COMPANY            EXPENSES            RETIREMENT      PAID TO DIRECTORS(1)
       --------------          ------------   ---------------------   ---------------   --------------------
Ronald J. Arnault............    $10,500               --                   --                $30,000
John E. Bryson...............    $ 9,500               --                   --                $27,500
Anita L. DeFrantz............    $10,500               --                   --                $30,000
William G. McGagh............    $11,500               --                   --                $34,500
William E. B. Siart..........    $11,000               --                   --                $30,500
Louis A. Simpson.............    $11,000               --                   --                $30,500
------------------------------------------------------------------------------------------------------------

Ronald L. Olson(2)...........    $ 8,500               --                   --                $24,500

---------------
(1) Includes amounts received from both the Company and from Western Asset Funds, Inc., which is sponsored by the same investment adviser as the Company.

(2) As described above, Mr. Olson is an Interested Person of the Company.

     During 2001, the Company paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser.

     The Company may not invest in securities of Legg Mason, Inc., the parent of the Investment Adviser, or in any securities of its subsidiaries, but may invest in securities of other corporations of which directors of the Company are directors or officers. No nominee for director has purchased or sold more than 1% of the outstanding securities of any class issued by Legg Mason, Inc. or the Investment Adviser or any of their subsidiaries during the last fiscal year.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), require the Company's officers and directors, the Investment Adviser, certain affiliates of the Investment Adviser, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Except as noted below, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during 2001, all such filing requirements were complied with. On two occasions, Mr. Leech inadvertently filed a late Form 4 covering previously unreported purchases of Common Stock. In addition, each of Legg Mason, Inc., Edward A. Taber III and Timothy C. Scheve failed to file an initial Form 3 in a timely fashion. None of Mr. Taber, Mr. Scheve or Legg Mason, Inc. owns shares of Common Stock.

                     INFORMATION CONCERNING THE INVESTMENT
                       ADVISER AND THE COMPANY'S OFFICERS

     The Investment Adviser is a subsidiary of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing securities brokerage, investment advisory, corporate and public finance, and mortgage banking services to individuals, institutions, corporations and municipalities, and the provision of other financial services. The address of Legg Mason, Inc. is 110 Light Street, Baltimore, Maryland 21202. The Investment Adviser's address is 117 East Colorado Boulevard, Pasadena, California 91105.

     The executive officers of the Company, their relationship to the Investment Adviser and ownership of Common Stock are as follows. The address of each officer is c/o the Company at 117 East Colorado Boulevard, Pasadena, CA 91105.

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2002
     ------------        ----------------  -----------------  -----------------------   -------------
James W. Hirschmann III     President      Served since       Director, President and        10,000
Age 41                                     1999.              Chief Executive Officer
                                                              of the Investment
                                                              Adviser, March 1999 to
                                                              present; Member, Board
                                                              of Directors of
                                                              Independent Colleges
                                                              and Universities;
                                                              Member, Board of
                                                              Trustees of Widener
                                                              College; President,
                                                              Western Asset Funds,
                                                              Inc. and Western Asset
                                                              Premier Bond Fund.
                                                              Formerly: Director of
                                                              Marketing of the
                                                              Investment Adviser,
                                                              April 1989 to 1999;
                                                              Vice President and
                                                              Director of Marketing,
                                                              Financial Trust
                                                              Corporation (bank
                                                              holding company), 1988
                                                              to 1989; Vice President
                                                              of Marketing
                                                              Atalanta/Sosnoff
                                                              Capital (investment
                                                              management company),
                                                              1986 to 1998.

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2002
     ------------        ----------------  -----------------  -----------------------   -------------
Ilene S. Harker           Vice President   Served since       Director of Compliance          3,275
Age 47                                     1996.              and Controls of the
                                                              Investment Adviser,
                                                              1978 to present; Vice
                                                              President, Western
                                                              Asset Premier Bond Fund
                                                              and Western Asset
                                                              Funds, Inc. Formerly:
                                                              Secretary of the
                                                              Company, 1993 to 1996.
Scott F. Grannis          Vice President   Served since       Chief Economist of the          5,000
Age 52                                     1990.              Investment Adviser,
                                                              1989 to present; Vice
                                                              President of Western
                                                              Asset Funds, Inc.
                                                              Formerly: Vice-
                                                              President, Leland
                                                              O'Brien Rubinstein
                                                              (investment advisory
                                                              firm), 1986 to 1989;
                                                              Senior Economist,
                                                              Claremont Economics
                                                              Institute, 1980 to
                                                              1986.

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2002
     ------------        ----------------  -----------------  -----------------------   -------------
S. Kenneth Leech          Vice President   Served since       Chief Investment               11,500
Age 47                                     1998.              Officer of the
                                                              Investment Adviser,
                                                              1998 to present; Vice
                                                              President, Western
                                                              Asset Funds, Inc. and
                                                              Western Asset Premier
                                                              Bond Fund. Formerly:
                                                              Director of Portfolio
                                                              Management of the
                                                              Investment Adviser,
                                                              1990 to 1998; Senior
                                                              Trader, Greenwich
                                                              Capital, 1988 to 1990;
                                                              Fixed Income Manager of
                                                              The First Boston
                                                              Corporation (holding
                                                              company; stock and bond
                                                              dealers), 1980 to 1987;
                                                              Portfolio Manager of
                                                              National Bank of
                                                              Detroit, 1977 to 1980.

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2002
     ------------        ----------------  -----------------  -----------------------   -------------
Stephen A. Walsh          Vice President   Served since       Deputy Chief Investment          None
Age 43                                     2000.              Officer of the
                                                              Investment Adviser,
                                                              2000 to present; Vice
                                                              President, Western
                                                              Asset Funds, Inc.
                                                              Formerly: Director of
                                                              Portfolio Management of
                                                              the Investment Adviser,
                                                              1998-2000; Senior
                                                              Portfolio Manager of
                                                              the Investment Adviser,
                                                              1991-2000; Portfolio
                                                              Manager and Trader,
                                                              Security Pacific
                                                              Investment Managers,
                                                              Inc. (investment
                                                              management company),
                                                              1989 to 1991; Portfolio
                                                              Manager, Atlantic
                                                              Richfield Company, 1981
                                                              to 1988.

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2002
     ------------        ----------------  -----------------  -----------------------   -------------
Marie K. Karpinski        Treasurer and    Served since       Vice President, Legg             None
Age 53                      Principal      2001.              Mason Wood Walker,
                          Financial and                       Incorporated (1992 to
                            Accounting                        present); Vice
                             Officer                          President and Treasurer
                                                              of all Legg Mason
                                                              retail funds (open-end
                                                              investment companies),
                                                              1986 to present; Vice
                                                              President and Treasurer
                                                              of Legg Mason Charles
                                                              Street Trust, Inc.
                                                              (open-end investment
                                                              company) and Western
                                                              Asset Funds, Inc.;
                                                              Treasurer and Principal
                                                              Financial and
                                                              Accounting Officer of
                                                              Western Asset Premier
                                                              Bond Fund, 2001 to
                                                              present. Formerly:
                                                              Assistant Treasurer of
                                                              the Company 1988 to
                                                              2001; Assistant Vice
                                                              President Legg Mason
                                                              Wood Walker,
                                                              Incorporated, 1989 to
                                                              1992.

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2002
     ------------        ----------------  -----------------  -----------------------   -------------
Erin K. Morris              Assistant      Served since       Assistant Treasurer              None
Age 35                      Treasurer      2001.              (2001 to present) of:
                                                              Legg Mason Income
                                                              Trust, Legg Mason Cash
                                                              Reserve Trust, Legg
                                                              Mason Tax Exempt Trust,
                                                              Legg Mason Tax-Free
                                                              Income Fund and Western
                                                              Asset Premier Bond
                                                              Fund; and Manager, Fund
                                                              Accounting, Legg Mason
                                                              Wood Walker,
                                                              Incorporated (2000 to
                                                              present). Formerly:
                                                              Assistant Manager, Fund
                                                              Accounting, Legg Mason
                                                              Wood Walker,
                                                              Incorporated (1993 to
                                                              2000).

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2002
     ------------        ----------------  -----------------  -----------------------   -------------
Lisa G. Hathaway            Secretary      Served since       Senior Compliance                None
Age 39                                     1999.              Officer of the
                                                              Investment Adviser,
                                                              Member of the Board of
                                                              Directors of Southern
                                                              California Dollars for
                                                              Scholars; Secretary,
                                                              Western Asset Funds,
                                                              Inc. and Western Asset
                                                              Premier Bond Fund.
                                                              Formerly: Assistant
                                                              Vice President, Fund
                                                              Business Management,
                                                              Capital Research and
                                                              Management Company (an
                                                              investment management
                                                              firm), 1990 to 1999.

---------------

(1) Each officer serves for a one-year term.

No director of the Company is, or during the last five years has been, an employee, officer, director, general partner or shareholder of the Investment Adviser or Legg Mason, Inc. or has, or had during the last five years, any material direct or indirect interest in the Investment Adviser or Legg Mason, Inc. or any of their subsidiaries.

                 STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Proposals that stockholders wish to present to the 2003 Annual Meeting and to be included in the Company's proxy materials relating to such meeting must be delivered to the Secretary of the Company not less than 120 days prior to April 2, 2003.

     Stockholders who wish to make a proposal at the 2003 Annual
Meeting -- other than one that will be included in the Company's proxy materials -- should notify the Company no later than February 16, 2003.

                         ANNUAL REPORT TO STOCKHOLDERS

     The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2001, contains financial and other information pertaining to the Company. The Company will furnish without charge to each person whose Proxy is being solicited, upon request of such person, a copy of the Annual Report to Stockholders. Requests for copies of the Annual Report to Stockholders should be directed to Pacific American Income Shares, Inc., Attention: Investor Relations, 117 E. Colorado Boulevard, Pasadena, California 91105 or you may call 800-426-5523.

                            INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected PricewaterhouseCoopers LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2002 subject to removal by a majority of the outstanding shares of the Company. Representatives of PricewaterhouseCoopers LLP are expected to attend the meeting, and may, as they see fit, make a statement and/or respond to appropriate questions.

     The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP:

             FINANCIAL INFORMATION
              SYSTEMS DESIGN AND
AUDIT FEES    IMPLEMENTATION FEES    ALL OTHER FEES
----------   ---------------------   --------------

 $25,600              $0                $366,500

     The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, rendered for the Company's most recent fiscal year to the Company, to the Investment Adviser and to any other subsidiary of Legg Mason, Inc. that provides services to the Company.

     From time to time, in connection with the selection of the Company's auditors and for other purposes, the Audit Committee has considered whether the provision of the services covered in the table above under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                AUDIT COMMITTEE

     The members of the Audit Committee of the Company include only Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or Investment Adviser. Each member of the Audit Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange. The Directors have adopted a written charter for the Audit Committee, a copy of which was attached to the Company's 2001 Proxy Statement. The Audit Committee currently consists of Ms. DeFrantz and Messrs. Arnault (Chairman), Siart and Simpson.

     The Audit Committee of the Company has submitted the following report:

     The Audit Committee has reviewed and discussed with management of the Company the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Company's independent accountants the matters required to be discussed by Statements on Auditing Standards No. 61 (SAS 61). SAS 61 requires independent accountants to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountant's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (requiring accountants to make written disclosures to and discuss with the Audit Committee various matters relating to the accountant's independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit Committee recommended to the Directors the inclusion of the audited financial statements for the last fiscal year in the Company's annual report to shareholders.

                                           Ronald J. Arnault (Chairman)
                                           Anita L. DeFrantz
                                           William E. B. Siart
                                           Louis A. Simpson

                                  ADJOURNMENT

     In the absence of a quorum at the Annual Meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, the Annual Meeting, may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

                                 OTHER BUSINESS

     Management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed Proxy to vote in accordance with their best judgment.

                                           By Order of the Board of Directors

                                           Lisa G. Hathaway, Secretary

April 2, 2002

                                                                     PACAM-PS-01

                      PACIFIC AMERICAN INCOME SHARES, INC.

                  Annual Meeting of Stockholders - May 7, 2002

                    This Proxy Is Solicited on Behalf of the
           Board of Directors of Pacific American Income Shares, Inc.

The undersigned, revoking all prior proxies, hereby appoints James W. Hirschmann III, Lisa G. Hathaway and Scott F. Grannis and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Stockholders of Pacific American Income Shares, Inc., a Delaware corporation (the "Company"), to be held in the Whitney Room, Fourth Floor, 117 E. Colorado Blvd., Pasadena, California, on May 7, 2000, at 8:00 a.m., California time, and at any adjournments thereof, and thereat to vote as indicated all shares of the Common Stock of the Company which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Proxy Statement of the Company dated April 2, 2002, receipt of which is acknowledged by the undersigned.

--------------------------------------------------------------------------------
                     PLEASE VOTE, DATE, SIGN ON REVERSE AND
                  RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please sign this Proxy exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

____________________________________        ____________________________________

____________________________________        ____________________________________

____________________________________        ____________________________________

PACIFIC AMERICAN
INCOME SHARES, INC.

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940


                      PACIFIC AMERICAN INCOME SHARES, INC.


Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There is an issue related to the management and operation of your Corporation that requires your immediate attention and approval. This is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Stockholders, May 7, 2002.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Pacific American Income Shares, Inc.




------------------------------------------------------------------------------------------------------------------------------------

                                                            DETACH HERE


[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE

     1. Election of directors,                                      ================================================================
                                                                                  PACIFIC AMERICAN INCOME SHARES, INC.
        (01) RONALD J. ARNAULT     (05) RONALD L. OLSON             ================================================================
        (02) JOHN E. BRYSON        (06) WILLIAM E.B. SIART
        (03) ANITA L. DEFRANTZ     (07) LOUIS A. SIMPSON            With discretionary power upon such other matters as may properly
        (04) WILLIAM G. MCGAGH                                      come before the meeting or any adjournment thereof.

                For   [ ]             [ ]  Withhold                 Mark box at right if an address change or comment has been   [ ]
                All                        For All                  noted on the reverse side of this card.
             Nominees                      Nominees
                                                                    THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS
        [ ] ______________________________________________          MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS
                For all nominees except as noted above              OF THE NOMINEES OF THE BOARD OF DIRECTORS

                                                                    Please be sure to sign and date this Proxy.




Signature: _________________________________ Date: ______________ Signature: _________________________________ Date: _______________